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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 3, 2007
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                  1-11152                 23-1882087
(State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                 Identification No.)




781 Third Avenue, King of Prussia, PA                          19406-1409
 (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

On December 5, 2007, InterDigital, Inc. issued a press release announcing that the Honorable Richard J. Sullivan, the Judge presiding in the enforcement proceeding between InterDigital Communications, LLC and InterDigital Technology Corporation against Samsung Electronics Co., Ltd. ("Samsung") in the United States District Court for the Southern District of New York, confirmed in its entirety the Final Award rendered against Samsung in August 2006 by the Arbitral Tribunal operating under the auspices of International Court of Arbitration of the International Chamber of Commerce. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits.

      99.1  InterDigital, Inc. press release dated December 5, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERDIGITAL, INC.


                                 By: /s/ Lawrence F. Shay
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                                    Lawrence F. Shay
                                    Chief Legal Officer & Government Affairs



Dated:  December 5, 2007

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                                  EXHIBIT INDEX



Exhibit  No.                        Description
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99.1                InterDigital, Inc. press release dated December 5, 2007.